UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds

(Exact name of registrant as specified in charter)

500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period: 8/31/10_

Item 1. Reports to Stockholders.

TEMPLETON WORLD FUND

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Annual Report

Templeton World Fund

Your Fund's Goal and Main Investments: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets. Under normal market conditions, the Fund will invest in issuers located in at least three different countries (including the U.S.).

Geographic Breakdown
Based on Total Net Assets as of 8/31/10

North America	41.5%
Europe	36.6%
Asia	17.4%
Latin America & Caribbean	2.5%
Short-Term Investments & Other Net Assets	2.0%

This annual report for Templeton World Fund covers the fiscal year ended August 31, 2010.

Performance Overview

Templeton World Fund – Class A posted a +1.32% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 3

As the reporting period drew to a close, the market's major concerns included fiscal imbalances in Europe (where several weaker countries had their credit ratings slashed) and fears of a renewed economic downturn. Currency movements reflected these concerns — the euro continued its protracted depreciation and the Japanese yen strengthened as risk-averse investors sought safer currencies or unwound carry trades. And although economic data remained generally mixed, news reports tended to focus on negative data in developed and emerging markets toward the end of the 12-month review period. Corporate profitability remained a bright spot in the global financial landscape. The majority of companies reported better-than-expected earnings, though outlooks became notably cautious as the period progressed. An increase in merger and acquisition activity over the summer also supported equity markets, and many companies that had cut costs and repaired balance sheets during the downturn emerged as strategic buyers in an environment of historically depressed valuations. Yet, individual investors remained largely unconvinced, and at period-end global investment capital continued to flow from equities into fixed income securities offering investors unusually low yields.

What is a carry trade?

A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Manager's Discussion

Although the Fund delivered positive absolute gains for the 12 months under review, the year was frustrating for us because of the disinterest in value recognition in a market overwhelmingly focused on economic trends. The

Annual Report | 5

Top 10 Industries
Based on Equity Securities
8/31/10

	% of Total Net Assets
Pharmaceuticals	11.1%
Oil, Gas & Consumable Fuels	8.1%
Media	7.5%
Software	6.4%
Diversified Telecommunication Services	5.9%
Commercial Banks	5.1%
Industrial Conglomerates	4.9%
Semiconductors & Semiconductor Equipment	4.1%
Wireless Telecommunication Services	3.9%
Insurance	3.4%

conflict between a robust corporate profit recovery and selectively attractive equity valuations versus ongoing reminders of economic and fiscal fragility dominated market sentiment, with the optimism of the former giving way to the skepticism of the latter as the period progressed. The result was significant volatility and elevated performance correlations between equity sectors, with stocks broadly rising or declining in response to the changing outlook for the global economic recovery, with little consideration for differences in the underlying business values of individual securities. While such an environment was not conducive to Templeton's fundamental, bottom-up investment discipline, it did create opportunities to buy high-quality businesses at prices we believe understated the long-term value of their earnings power, cash flow-generating capabilities and asset growth potential.

We found such discounted value opportunities across sectors and geographic regions, particularly among globally oriented multinational corporations with defensible franchises, strong balance sheets and good earnings growth prospects under various business conditions. A number of these companies hailed from the high-flying sectors of a decade ago: information technology, media and telecommunication services.[2] The euphoric expectations that drove valuations to extremes in these sectors during the dot-com bubble diminished by 2009-2010, while many of the businesses themselves compounded value with solid earnings growth over the decade, allowing us to find many trading at a fraction of their bubble-level multiples. The Fund's positions in telecommunications-, media- and information technology-related holdings overall were major contributors to relative performance during the period. Telecommunications holdings were particularly strong, with Vodafone Group (U.K.) and Telenor (Norway) benefiting from solid growth in underpenetrated emerging markets and global demand growth for data-intensive smartphone services. In our view, telecommunications companies offered an increasingly essential "utility-like" service to consumers, yet valuations remained modest, and at period-end the sector traded at a steep discount to historical valuations and offered investors substantially higher yields than even the longest-dated Treasury securities.

2. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

6 | Annual Report

Several holdings from the Fund’s overweighted information technology position were also among the period’s top contributors to performance. U.S. software consultant Accenture, Israeli software manufacturer Check Point Software Technologies (sold by period-end),3 and Taiwanese laptop manufacturer Compal Electronics3 benefited from a cyclical demand upturn led by a corporate sector that had long underspent on technology and was beginning to invest in productivity-enhancing systems as the recovery gained traction. Although the sector weakened somewhat toward the end of the review period, information technology maintained the strongest overall balance sheet profile of any sector. We believe such low debt levels should allow for productive allocation of cash flows. Furthermore, exposure to fast-growing emerging market demand remained high, with two-fifths of handset demand and nearly a third of PC demand originating in emerging Asian markets. Despite these compelling fundamentals, the global technology sector traded at a substantial discount to its historical average (excluding the aforementioned bubble period) on forward earnings and generated a weighted average free cash flow yield of around 13% at fiscal year-end.

Financials holdings were some of the Fund’s top contributors to relative performance, though we found only selective values in the sector.4 Our stock selection and consequent underweighting versus the benchmark were major reasons for relative outperformance, as the financials sector underperformed the index. Although this diverse sector generally rebuilt its capital levels after a severe downturn, regulatory requirements became increasingly onerous in the aftermath of the credit crisis, ultimately forcing changes in business models and capital requirements. Much of the world continued to experience a lengthy and ongoing deleveraging cycle, which curtailed loan growth in many developed economies, while profit growth was being sustained by lower provisioning and low funding costs subsidized by monetary policy. The sector’s myriad uncertainties complicated our fundamental analysis, and though we continued to find selective values among adequately capitalized insurers and banks, we remained largely underweighted in financials relative to the benchmark.

3. This holding is not an index component.

4. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.

Annual Report | 7

Two other major underweightings, consumer staples and materials, detracted from returns during the period.5 We did not find abundant values among consumer staples stocks, and our resulting underweighting hindered relative Fund performance in a period when a weakening economic outlook buoyed this typically defensive (non-cyclical) sector. Stock-specific issues also weighed on performance, and the Fund’s position in U.S. pharmacy retailer CVS Caremark lost value during the year as a result of losses and complications at its benefits management division. Yet, we believe the market largely misunderstood these issues, and that CVS Caremark’s share price at period-end undervalued a company poised for leadership in an industry undergoing major structural changes as pharmacy retailers and benefits managers consolidate businesses. In the materials sector, meanwhile, the Fund’s holdings actually delivered absolute gains in excess of the benchmark’s, but our analysts continued to believe that commodity prices were more reflective of speculative interest and emerging market stockpiling than fundamental demand, and our consequent underweighting hurt relative performance.

Also detracting from relative performance were the Fund’s overweighted allocation and stock selection in the health care sector.6 The prospect of reduced industry reimbursements from European governments implementing austerity programs further depressed already low investor sentiment during the period, and the global health care sector traded near its cheapest valuation levels in at least two decades. Yet, we believe global demographics significantly support an expanding market for health care services and pharmaceuticals, with aging populations and increasing emerging market access to health care representing potential demand catalysts. Supporting this theory was the performance of Parkway Holdings (sold by period-end),3 one of Asia’s largest hospital operators and one of the health care sector’s few major contributors during the Fund’s fiscal year. The undervalued growth potential that we identified in our initial Parkway investment was eventually realized by the market, causing its share price to surge after a bidding war broke out for control of the company.

5. The consumer staples sector comprises household products, and food and staples retailing in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

6. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

8 | Annual Report

Nonetheless, Parkway’s strength could not compensate for weakness among the Fund’s overweighted pharmaceuticals holdings, and Amgen, Roche Holdings, Sanofi-Aventis and Elan were among the Fund’s major detractors. Despite the many concerns contributing to significant weakness among pharmaceuticals stocks over the past decade — pricing pressures, patent expirations, regulatory hurdles and policy reform — longer term industry fundamentals were becoming more attractive to us and valuation levels appeared to reflect extremely low investor expectations. Price-to-earnings ratios among global pharmaceuticals stocks hovered near all-time lows, and dividend yields were at heights reached just three times within the past four decades. Our analysis showed the industry was beginning to turn the corner from an operational perspective, with many companies diversifying away from patent-dependent traditional medicines into faster growing emerging pharmaceuticals, consumer generics and vaccines. Cash generation in the industry was strong and increasingly secure, and there was broad scope to reduce research and development costs (which are almost equivalent to industry profits) and costs of doing business (which are among the highest of any global sector). Within the pharmaceuticals industry, we have been finding companies with, in our view, sustainable franchises and growth businesses trading at levels that assign little or no value to their pipeline potential — a very attractive value proposition.

From a regional perspective, the Fund’s Asian holdings led relative performance, with an underweighted position in economically stagnant and politically turbulent Japan and an overweighted position in some higher-growth emerging market regions serving as the primary drivers of returns. European stocks also helped relative results, largely on account of stock selection. The Fund’s position in Europe faced some performance headwinds during the year as sovereign debt problems and economic growth concerns roiled regional markets. However, we continued to identify excellent bargain opportunities among European multinationals with strong fundamentals and globally recognized brands trading at discounted valuations. We believed the region as a whole had been excessively punished throughout the year and that, as the cheapest major equity region in the world during the period, it had valuations reflecting significantly overstated fiscal concerns in most countries outside of Greece. Fund underperformance on a regional basis was concentrated primarily in North America, where underweighted positions and stock-specific issues caused us to miss out on the full influence of the region’s positive momentum.

Annual Report | 9

At the end of the Fund’s fiscal year, global equities remained range-bound, reflecting what we saw as the market’s lack of conviction amid vaguely defined fears of renewed economic weakness. For value-oriented equity investors, a climate of anxiety and uncertainty often creates attractive long-term investment opportunities at the individual security level. We believe downgrades of higher quality stocks throughout the period allowed us to buy shares in the companies we thought were best suited to weather an uncertain future at historically large discounts to our assessment of their fair value. Rarely have we witnessed a market assign such low multiples to such high-quality companies. After one of the global equity market’s worst 10-year periods in history, stock valuations remained compelling to us relative to historical multiples and the current valuations of other asset classes like bonds, which at period-end also posed the risk of negative real returns if and when inflationary pressures build. Furthermore, corporate fundamentals at period-end were generally in very good shape, particularly among global industry leaders that have emerged from the financial crisis stronger, leaner and more competitive. Although macroeconomic concerns could continue to unduly influence equities in the intermediate term, we believe rare opportunities exist for value-oriented investors with a long-term horizon.

10 | Annual Report

Thank you for your continued participation in Templeton World Fund.

We look forward to serving your future investment needs.

Cindy L. Sweeting, CFA

Lisa F. Myers, J.D., CFA

Tucker Scott, CFA Portfolio Management Team Templeton World Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 11

Performance Summary as of 8/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

12 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 13

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

14 | Annual Report

Annual Report | 15

Performance Summary (continued)

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -11.25% and -2.74%.

7. Source: © 2010 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

16 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 17

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.09%; B: 1.84%; C: 1.84%; and Advisor: 0.84%), multiplied by the average account value over the period, multiplied by 184/365, to reflect the one-half year period.

18 | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

 cEffective September 1, 2008, the redemption fee was eliminated.

 dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

 fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cEffective September 1, 2008, the redemption fee was eliminated.

 dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

 bBased on average daily shares outstanding.

cEffective September 1, 2008, the redemption fee was eliminated.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

 fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

aFor the period May 15, 2006 (effective date) to August 31, 2006.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dEffective September 1, 2008, the redemption fee was eliminated.

eAmount rounds to less than $0.01 per share.

 fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

Statement of Investments, August 31, 2010

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests 95.0%			
Austria 0.0%[†]			
Telekom Austria AG	Diversified Telecommunication Services	63,480	$ 812,011
Bermuda 0.6%			
PartnerRe Ltd.	Insurance	397,320	29,580,474
Canada 0.6%			
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	2,095,450	32,978,928
France 4.7%			
Alstom SA	Electrical Equipment	4,300	205,188
AXA SA	Insurance	1,886,490	29,332,944
France Telecom SA	Diversified Telecommunication Services	3,655,120	74,325,801
Sanofi-Aventis	Pharmaceuticals	1,813,550	104,081,519
Total SA, B	Oil, Gas & Consumable Fuels	981,400	45,872,539
			253,817,991
Germany 5.9%			
Bayerische Motoren Werke AG	Automobiles	1,042,160	54,842,940
Deutsche Post AG	Air Freight & Logistics	1,638,630	26,756,565
E.ON AG	Electric Utilities	16,480	465,067
MAN SE	Machinery	302,290	25,929,215
Merck KGaA	Pharmaceuticals	568,590	49,470,558
SAP AG	Software	1,276,980	55,649,388
Siemens AG	Industrial Conglomerates	1,174,860	106,866,508
			319,980,241
Hong Kong 3.7%			
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	4,853,751	61,337,206
Hutchison Whampoa Ltd.	Industrial Conglomerates	11,488,060	84,993,360
Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods	16,598,920	54,414,293
			200,744,859
India 1.7%			
ICICI Bank Ltd., ADR	Commercial Banks	1,044,428	43,145,321
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	2,491,220	48,667,109
			91,812,430
Ireland 0.6%			
CRH PLC	Construction Materials	1,071,480	16,673,976
[a] Elan Corp. PLC, ADR	Pharmaceuticals	4,162,350	18,231,093
			34,905,069
Italy 0.8%			
Eni SpA	Oil, Gas & Consumable Fuels	11,748	233,381
Intesa Sanpaolo SpA	Commercial Banks	6,782,190	19,044,838
UniCredit SpA	Commercial Banks	10,734,660	25,203,617
			44,481,836

Annual Report | 23

Templeton World Fund

Statement of Investments, August 31, 2010 *(continued)*

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Japan 1.9%			
Itochu Corp.	Trading Companies & Distributors	41,000	$ 334,674
Nintendo Co. Ltd.	Software	103,800	28,877,249
Olympus Corp.	Health Care Equipment & Supplies	348,000	8,306,616
Toyota Motor Corp.	Automobiles	1,971,125	67,080,170
			104,598,709
Netherlands 1.4%			
[a] ING Groep NV	Diversified Financial Services	8,639,968	76,870,391
[a] Randstad Holding NV	Professional Services	10,740	399,279
			77,269,670
Norway 1.1%			
Telenor ASA	Diversified Telecommunication Services	3,917,840	57,429,748
Russia 0.9%			
Gazprom, ADR	Oil, Gas & Consumable Fuels	2,336,430	47,779,993
Singapore 3.3%			
DBS Group Holdings Ltd.	Commercial Banks	5,832,000	59,720,506
[a] Flextronics International Ltd.	Electronic Equipment, Instruments & Components	4,383,967	21,612,958
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	43,426,261	98,677,844
			180,011,308
South Korea 3.4%			
KB Financial Group Inc.	Commercial Banks	1,335,646	54,138,778
POSCO	Metals & Mining	53,670	21,776,860
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	171,649	108,229,061
			184,144,699
Spain 1.6%			
Iberdrola SA	Electric Utilities	39,638	279,396
Telefonica SA	Diversified Telecommunication Services	3,927,800	87,140,693
			87,420,089
Switzerland 3.4%			
Adecco SA	Professional Services	827,754	38,608,675
Novartis AG	Pharmaceuticals	1,385,640	72,835,011
Roche Holding AG	Pharmaceuticals	543,502	73,898,493
			185,342,179
Taiwan 3.4%			
Compal Electronics Inc.	Computers & Peripherals	60,644,815	67,924,463
[b] Compal Electronics Inc., GDR, 144A	Computers & Peripherals	24,841	139,114
[c] Compal Electronics Inc., GDR, Reg S	Computers & Peripherals	112,239	628,651

24 | Annual Report

Templeton World Fund

Statement of Investments, August 31, 2010 *(continued)*

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Taiwan (continued)			
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	63,159,031	$ 116,061,678
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	52,618	495,135
			185,249,041
Turkey 1.2%			
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	9,848,862	62,240,680
Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	46,820	742,097
			62,982,777
United Kingdom 14.9%			
Aviva PLC	Insurance	13,690,386	79,599,175
BAE Systems PLC	Aerospace & Defense	11,461,262	51,833,864
BP PLC	Oil, Gas & Consumable Fuels	8,655,654	50,538,499
British Sky Broadcasting Group PLC	Media	3,563,159	38,700,994
GlaxoSmithKline PLC	Pharmaceuticals	5,138,017	96,281,461
Hays PLC	Professional Services	27,516,375	38,054,903
HSBC Holdings PLC	Commercial Banks	7,615,100	75,199,124
Kingfisher PLC	Specialty Retail	21,121,000	66,261,529
Pearson PLC	Media	3,377,592	50,390,708
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	634,639	16,875,720
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	2,466,871	63,162,082
Tesco PLC	Food & Staples Retailing	9,363,332	58,441,103
Vodafone Group PLC	Wireless Telecommunication Services	51,346,255	123,748,123
			809,087,285
United States 39.9%			
Abbott Laboratories	Pharmaceuticals	860,100	42,437,334
Accenture PLC, A	IT Services	3,699,070	135,385,962
American Express Co.	Consumer Finance	950,440	37,894,043
ᵃ Amgen Inc.	Biotechnology	2,213,010	112,952,030
Baker Hughes Inc.	Energy Equipment & Services	1,299,300	48,827,694
Bank of America Corp.	Diversified Financial Services	2,592,720	32,279,364
ᵃ Brocade Communications Systems Inc.	Communications Equipment	5,506,460	27,642,429
Burger King Holdings Inc.	Hotels, Restaurants & Leisure	9,970	164,007
Chevron Corp.	Oil, Gas & Consumable Fuels	1,120,230	83,076,257
ᵃ Cisco Systems Inc.	Communications Equipment	5,070,610	101,665,730
Comcast Corp., A	Media	6,682,180	107,451,303
Covidien PLC	Health Care Equipment & Supplies	1,108,060	39,158,840
CVS Caremark Corp.	Food & Staples Retailing	2,012,010	54,324,270
ᵃ Dell Inc.	Computers & Peripherals	3,086,010	36,322,338
E. I. du Pont de Nemours and Co.	Chemicals	707,350	28,838,660

Annual Report | 25

Templeton World Fund

Statement of Investments, August 31, 2010 *(continued)*

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
United States (continued)			
FedEx Corp.	Air Freight & Logistics	647,749	$ 50,556,809
The Gap Inc.	Specialty Retail	1,352,301	22,840,364
General Electric Co.	Industrial Conglomerates	4,779,750	69,210,780
Halliburton Co.	Energy Equipment & Services	1,525,550	43,035,765
The Home Depot Inc.	Specialty Retail	2,213,020	61,544,086
Invesco Ltd.	Capital Markets	1,488,462	26,941,162
JPMorgan Chase & Co.	Diversified Financial Services	1,057,630	38,455,427
KKR & Co., LP (Units)	Capital Markets	6,333,380	63,460,468
Medtronic Inc.	Health Care Equipment & Supplies	751,870	23,668,868
Merck & Co. Inc.	Pharmaceuticals	1,835,930	64,551,299
Microsoft Corp.	Software	5,892,710	138,360,831
News Corp., A	Media	7,777,800	97,766,946
Oracle Corp.	Software	5,756,480	125,951,782
Pfizer Inc.	Pharmaceuticals	5,158,350	82,172,515
The Procter & Gamble Co.	Household Products	1,066,240	63,622,541
Progressive Corp.	Insurance	2,171,870	43,003,026
Quest Diagnostics Inc.	Health Care Providers & Services	790,800	34,399,800
[a] Sprint Nextel Corp.	Wireless Telecommunication Services	5,805,830	23,687,786
Time Warner Cable Inc.	Media	931,850	48,092,778
Time Warner Inc.	Media	2,136,120	64,040,878
United Parcel Service Inc., B	Air Freight & Logistics	1,397,710	89,173,898
			2,162,958,070
Total Common Stocks and Other Equity Interests (Cost $5,628,986,914)			5,153,387,407
Preferred Stocks 2.0%			
Brazil 2.0%			
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,681,980	49,719,329
Vale SA, ADR, pfd., A	Metals & Mining	2,546,830	60,156,124
Total Preferred Stocks (Cost $54,755,448)			109,875,453
Non-Registered Mutual Funds (Cost $27,833,000) 0.5%			
Cayman Islands 0.5%			
[a,d,e] Templeton China Opportunities Fund Ltd., Reg D	Diversified Financial Services	2,785,599	29,610,920
		Principal Amount*	
Foreign Government and Agency Securities 0.3%			
Canada 0.2%			
Government of Canada, 6.00%, 6/01/11		8,030,000 CAD	7,818,238

26 | Annual Report

See Abbreviations on page 43. †Rounds to less than 0.1% of net assets. *The principal amount is stated in U.S. dollars unless otherwise indicated. [a]Non-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2010, the value of this security was $139,114, representing less than 0.01% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2010, the value of this security was $628,651, representing 0.01% of net assets.

 dSee Note 1(c) regarding investment in Templeton China Opportunities Fund, Ltd.

eSee Note 9 regarding holdings of 5% Voting Securities.

fThe security is traded on a discount basis with no stated coupon rate.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Templeton World Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton World Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Time deposits are valued at cost, which approximates market value.

32 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Annual Report | 33

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund’s investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

Currently, shares of the China Fund are subject to a restriction on redemption set to expire on approximately April 7, 2011. Additionally, the Fund may incur delays in redeeming its investment in the China Fund. The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government. The Fund’s investment in the China Fund is valued based upon fair value of China Fund’s portfolio securities and other assets and liabilities. See Note 8 regarding restricted securities.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund recognizes in its financial statements the effects including penalties and interest, if any, of a tax position taken on a tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of August 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

34 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes (continued)

Foreign securities held by the Fund may be subject to foreign taxation on income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 35

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

36 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary

Templeton Global Advisors Limited (TGAL)

Franklin Templeton Services, LLC (FT Services)

Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

Annual Report | 37

Templeton World Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended August 31, 2010, the Fund paid transfer agent fees of $6,615,466, of which $4,055,006 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At August 31, 2010, the capital loss carryforwards were as follows:

aIncludes $62,955,879 from the merged Templeton Global Long-Short Fund, which may be carried over to offset future capital gains, subject to certain limitations.

38 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

On August 31, 2010, the Fund had expired/unutilized capital loss carryforwards of $48,091,093, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended August 31, 2010 and 2009, was as follows:

At August 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, pass-through entity income, bond discounts and premiums, non-deductible expenses, and regulatory settlement.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2010, aggregated $983,387,684 and $1,435,867,796, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report | 39

Templeton World Fund

Notes to Financial Statements (continued)

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At August 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended August 31, 2010, were as shown below.

10. REORGANIZATION

On April 27, 2010, the Fund, pursuant to a plan of reorganization approved on April 9, 2010, by shareholders of the Templeton Global Long-Short Fund (Target), acquired 100% of the Target’s net assets, primarily made up of investment securities, which included $1,328,393 of unrealized appreciation (depreciation), through a tax-free exchange of 3,552,052 shares of the Fund (valued at $50,201,949). Immediately after the completion of the reorganization, the combined net assets of the Fund were $6,274,238,546.

40 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

10. REORGANIZATION (continued)

The primary purpose for the reorganization was to offer shareholders of the Target the opportunity to combine the Target with a larger fund that has similar goals and investment policies, and to allow shareholders of both funds to potentially benefit from the growth in assets realized by the reorganization. The estimated cost of the reorganization was $79,430 of which the Fund, the Target, TGAL and Franklin Advisers, Inc. (an affiliate of the investment manager) each paid 25%. The allocated portion of the Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on September 1, 2008, the Fund’s pro forma results of operations would have been as follows:

Subsequent to the reorganization, the Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Target’s assets after the completion of the reorganization.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2010, the Fund did not use the Global Credit Facility.

Annual Report | 41

Templeton World Fund

Notes to Financial Statements (continued)

12. REGULATORY AND LITIGATION MATTERS

During the year ended August 31, 2010, the Fund received $1,172,156 resulting from a settlement between the SEC and Franklin Advisers, Inc. relating to market-timing activities, as previously reported in the Fund’s financial statements during the years ended August 31, 2003 through August 31, 2008. This payment is included in capital shares transactions on the Statement of Changes in Net Assets.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

42 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

At August 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 43

Templeton World Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton World Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton World Fund (the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California October 21, 2010

44 | Annual Report

Templeton World Fund

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 35.38% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $139,049,759 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 17, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Annual Report | 45

Templeton World Fund

Tax Designation (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2010, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gain tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

46 | Annual Report

Templeton World Fund Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Principal Occupation During Past 5 Years:

Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Principal Occupation During Past 5 Years:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Annual Report | 47

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Principal Occupation During Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Principal Occupation During Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

48 | Annual Report

Principal Occupation During Past 5 Years:

Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Annual Report | 49

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

50 | Annual Report

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is a least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co, Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 51

Templeton World Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 18, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton World Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

52 | Annual Report

Templeton World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2010, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional global

Annual Report | 53

Templeton World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

multi-cap core funds as selected by Lipper. On a comparative basis, the Lipper report showed the Fund’s total return to be in the second-lowest quintile of such universe for the previous one-year period but on an annualized basis to be in the second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance, noting the Fund’s actual return for the one-year period as shown in the Lipper report was 51.93%.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee, and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate of the Fund to be below the median of its Lipper expense group and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with such comparative expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the

54 | Annual Report

Templeton World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/ dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2009, the net assets of the Fund were approximately $6.3 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement for the Fund provide a sharing of benefits with the Fund and its shareholders.

Annual Report | 55

Templeton World Fund

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

56 | Annual Report

Sign up for electronic delivery on franklintempleton. com

Annual Report and Shareholder Letter

TEMPLETON WORLD FUND

Investment Manager Templeton Global Advisors Limited Principal Underwriter Franklin Templeton Distributors, Inc. (800) DIAL BEN® franklintempleton. com Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

  2010 Franklin Templeton Investments. All rights reserved.

  A 10/10

Templeton Foreign Fund

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS

| 529 COLLEGE SAVINGS PLANS

| SEPARATE ACCOUNTS

Not part of the annual report

Annual Report

Templeton Foreign Fund

Your Fund's Goal and Main Investments: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal circumstances, at least 80% of its net assets in "foreign securities," as defined in the prospectus.

This annual report for Templeton Foreign Fund covers the fiscal year ended August 31, 2010.

Geographic Breakdown
Based on Total Net Assets as of 8/31/10

Europe 65.3%
Asia 22.9%
North America 7.3%
Latin America & Caribbean 1.5%
Australia & New Zealand 1.1%
Short-Term Investments & Other Net Assets 1.9%

Performance Overview

Templeton Foreign Fund – Class A had a -1.61% cumulative total return for the 12 months under review. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia,

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 3

Far East (EAFE) Index, which had a -1.93% total return for the same period.1 In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 11. For the 10-year period ended August 31, 2010, Templeton Foreign Fund –Class A delivered a +52.96% cumulative total return, compared with the MSCI EAFE Index’s +16.37% cumulative total return for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Economic and Market Overview

The 12-month period under review captured the end of the 2009 market surge when global equities recovered from their financial crisis depths, as well as a period of renewed economic anxiety and range-bound trading that defined the market’s behavior throughout most of 2010. By the onset of the review period, an aggressive policy response by governments around the world had stabilized the global financial system and provided stimulus for growth. Emerging markets in particular continued to expand, attracting capital inflows as investors pinned their recovery hopes on new sources of demand in the developing world. Global financial institutions proceeded with necessary deleveraging, and a robust economic recovery supported investors’ renewed risk taking, driving up the prices of virtually all asset classes in practically every region around the globe. This positive momentum carried into 2010 as corporate earnings and economic indicators continued to recover. However, the rally soon sputtered as concerns became more pronounced about the state of sovereign finances in Europe and the ability of policymakers to engineer a sustainable global recovery. Despite corporate strength and vigilant policy support in the developed world, including a 750 billion euro pledge to forestall European sovereign debt defaults, sentiment trended significantly lower and many investors capitulated to the growing consensus that the year-long equity rally had run its course.

As the reporting period drew to a close, the market’s major concerns included fiscal imbalances in Europe (where several weaker countries had their credit

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. As of 8/31/10, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +4.34%, compared with the +1.53% 10-year average annual total return of the MSCI EAFE Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4 | Annual Report

ratings slashed) and fears of a renewed economic downturn. Currency movements reflected these concerns — the euro continued its protracted depreciation and the Japanese yen strengthened as risk-averse investors sought safer currencies or unwound carry trades. And although economic data remained generally mixed, news reports tended to focus on negative data in developed and emerging markets toward the end of the 12-month review period. Corporate profitability remained a bright spot in the global financial landscape. The majority of companies reported better-than-expected earnings, though outlooks became notably cautious as the period progressed. An increase in merger and acquisition activity over the summer also supported equity markets, and many companies that had cut costs and repaired balance sheets during the downturn emerged as strategic buyers in an environment of historically depressed valuations. Yet, individual investors remained largely unconvinced, and at period-end global investment capital continued to flow from equities into fixed income securities offering investors unusually low yields.

What is a carry trade?

A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Manager's Discussion

The 12-month period under review encompassed a transition between two different market environments. The first several months were defined by the stabilizing global financial system and the ongoing recovery in stock prices and economic indicators. Yet, as 2010 progressed, the market began to reflect growing concerns about the state of sovereign finances and the sustainability of the global economic recovery. For us, the year was frustrating because of the disinterest in value recognition in a market overwhelmingly focused on economic trends. The conflict between a robust corporate profit recovery and selectively attractive equity valuations versus ongoing reminders of economic and fiscal fragility dominated market sentiment, with the optimism of the former giving way to the skepticism of the latter as the period progressed. The result was significant volatility and elevated performance correlations between equity sectors, with stocks broadly rising or declining in response to the changing outlook for the global economic recovery, with little consideration for differences in the underlying business values of individual securities.

Annual Report | 5

Top 10 Industries
Based on Equity Securities
8/31/10

	% of Total Net Assets
Diversified Telecommunication Services	11.0%
Pharmaceuticals	9.8%
Oil, Gas & Consumable Fuels	8.7%
Insurance	8.0%
Wireless Telecommunication Services	5.5%
Semiconductors & Semiconductor Equipment	4.4%
Software	4.2%
Commercial Banks	4.1%
Media	3.7%
Diversified Financial Services	3.4%

While such an environment was not conducive to Templeton's fundamental, bottom-up investment discipline, it did create opportunities to buy high-quality businesses at prices we believe understated the long-term value of their earnings power, cash flow-generating capabilities and asset growth potential.

In our view, one of the most interesting features of the recent market environment was the very low relative valuation of what we believed to be some of the world's strongest, highest quality companies. We found many bargains among large-capitalization multinational companies possessing what we considered to be strong balance sheets, good earnings growth prospects and excellent competitive positions. Historically, these stocks typically sold at sizable valuation premiums to the broader market (generally for very sound reasons). Yet during this fiscal year, these very same stocks were often priced in line with the rest of the market. A number of these companies hailed from the high-flying sectors of a decade ago: information technology, media, telecommunication services and pharmaceuticals.[2] The euphoric expectations that drove valuations to extremes in these sectors during the dot-com bubble — transformative technologies, essential innovations, new industrial paradigms — remained valid but diminished by 2009-2010, while many of the businesses themselves compounded value with solid earnings growth over the decade, allowing us to find many trading at a fraction of their bubble-level multiples. When compared to the benchmark MSCI EAFE Index, these sectors were all major contributors to the Fund's relative performance during the period. Telecommunications holdings were particularly strong, with Vodafone Group (U.K.) and Telenor (Norway) benefiting from solid growth in underpenetrated emerging markets and global demand growth for data-intensive smartphone services. In our view, telecommunications companies offered an increasingly essential "utility-like" service to consumers, yet valuations remained modest, and at period-end the sector traded at a steep discount to historical valuations and offered investors substantially higher yields than even the longest-dated Treasury securities.

The Fund's overweighting in the media industry delivered strong absolute returns and aided performance within the Fund's broader consumer discretionary sector allocation (of which media is a component industry).[3] Investor

2. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

3. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; media; and textiles, apparel and luxury goods in the SOI.

6 | Annual Report

concerns about the vulnerability of advertising revenues and the ability of so-called "old media" companies to compete in the Internet age receded somewhat during the period as industry profitability expanded. The Fund's holding in U.K. pay-TV broadcaster British Sky Broadcasting (BSkyB) was one of the sector's top performers, as operating results continued trending upward and minority shareholder Rupert Murdoch, chairman of News Corp., launched a bid to gain full control of BSkyB. The Fund's information technology holdings outperformed those in the index, led by Taiwanese computer hardware manufacturers Compal Electronics[4] and Lite-On Technology.[4] In general, computer hardware companies benefited from a cyclical demand upturn led by a corporate sector that had long underspent on technology and was beginning to invest in productivity-enhancing systems as the recovery gained traction. Although the sector weakened somewhat toward the end of the review period, information technology maintained the strongest overall balance sheet profile of any sector. We believe such low debt levels should allow for productive allocation of cash flows. Furthermore, exposure to fast-growing emerging market demand remained high, with two-fifths of handset demand and nearly a third of PC demand originating in emerging Asian markets. Despite these compelling fundamentals, the global technology sector traded at a substantial discount to its historical average (excluding the bubble period) on forward earnings and generated a weighted average free cash flow yield of around 13% at fiscal year-end.

Top 10 Equity Holdings
8/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
Vodafone Group PLC *Wireless Telecommunication Services, U.K.*	4.2%
ING Groep NV *Diversified Financial Services, Netherlands*	3.4%
Sanofi-Aventis *Pharmaceuticals, France*	2.8%
KKR & Co., LP *Capital Markets, U.S.*	2.6%
France Telecom SA *Diversified Telecommunication Services, France*	2.3%
Samsung Electronics Co. Ltd. *Semiconductors & Semiconductor Equipment, South Korea*	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd. *Semiconductors & Semiconductor Equipment, Taiwan*	2.2%
Singapore Telecommunications Ltd. *Diversified Telecommunication Services, Singapore*	2.1%
Telefonica SA *Diversified Telecommunication Services, Spain*	2.1%
Telenor ASA *Diversified Telecommunication Services, Norway*	2.0%

4. This holding is not an index component.

Annual Report | 7

Another major sector underweighting, consumer staples, weighed on the Fund’s relative performance during the period.6 Unlike the scenario for financials stocks, our low exposure resulting from the scarce value opportunities we saw within this non-cyclical sector was a significant detractor. The broader consumer staples sector delivered strong absolute returns as investors concerned about renewed economic volatility flocked to traditionally defensive stocks, so our underweighting kept us essentially out of the rally. Even more detrimental to performance, however, was the Fund’s investment in British food distributor Premier Foods,4 which on an individual security basis was the Fund’s biggest laggard. Absent any significantly negative news flow, Premier Foods’ stock price plummeted during the period. In our view, this probably resulted from general disinterest in a beaten-down British food producer with few near-term growth catalysts. The company’s aggressive debt profile likely also contributed to its unpopularity amid the ongoing global deleveraging cycle, though Premier successfully renegotiated the terms of its loans and appeared on track to meet its 2010 free cash-flow targets. Although we do not believe the market will have a change of heart in the near term, at period-end we continued to believe Premier represented solid long-term value and continued to hold it in the Fund’s portfolio.

The Fund’s slightly overweighted energy sector allocation was another detractor from returns during the period. The sector was pressured by short-term oversupply in the oil market as well as investor concerns that the massive oil spill in the Gulf of Mexico (and consequent moratorium on U.S. offshore drilling) would negatively impact oil and natural gas industry profits.7 More specifically, our exposure to BP, the U.K. energy conglomerate that operated the damaged well and was largely responsible for the cleanup and related costs, weighed on performance. While we believed BP remained fundamentally attractive from a long-term investment perspective at period-end, the wide range of external factors influencing the stock and the likelihood of continued volatility and uncertainty warranted a heightened degree of caution. Similarly, the Fund’s underweighted utilities holdings were also pressured by broader industry concerns and detracted significantly from relative and absolute performance.8 Investors grew concerned about plans proposed by European governments to reduce fiscal imbalances by levying additional taxes on the profits of power producers such as E.On (Germany), Europe’s largest utility, and its share price

6. The consumer staples sector comprises food and staples retailing in the SOI.

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

8. The utilities sector comprises electric utilities and multi-utilities in the SOI.

8 | Annual Report

suffered. At fiscal year-end we believed value remained within the Fund’s selective utilities holdings, but the sector in general remained a minor portion of the overall portfolio.

From a geographic perspective, the Fund’s Asian holdings led relative performance, with an underweighted position in economically stagnant and politically turbulent Japan and an overweighted position in the higher growth emerging market regions aiding returns foremost. The Fund’s North American stocks also aided relative performance, with Canada’s Biovail,4 the country’s biggest pharmaceuticals manufacturer, leading regional returns after announcing plans to merge with a rival drug maker. Conversely, our European stock selection was a major detractor during a period when sovereign debt problems and economic growth concerns roiled regional markets. However, we continued to identify excellent bargain opportunities among European multinational companies with strong fundamentals and globally recognized brands trading at discounted valuations. We believed the region as a whole had been excessively punished throughout the year and that, as the cheapest major equity region in the world during the period, it had valuations reflecting significantly overstated fiscal concerns in most countries outside of Greece.

At the end of the Fund’s fiscal year, global equities remained range-bound, reflecting what we saw as the market’s lack of conviction amid vaguely defined fears of renewed economic weakness. For value-oriented equity investors, a climate of anxiety and uncertainty often creates attractive long-term investment opportunities at the individual security level, and we believe downgrades of higher quality stocks throughout the period allowed us to selectively buy shares in the companies we thought were best suited to weather an uncertain future, and at historically large discounts to our assessment of their fair value. Rarely have we witnessed a market assign such low multiples to such high-quality companies. After one of the global equity market’s worst 10-year periods in history, stock valuations remained compelling to us relative to historical multiples and the current valuations of other asset classes like bonds, which at period-end also posed the risk of negative real returns if and when inflationary pressures build. Furthermore, we believe corporate fundamentals at period-end were generally in very good shape, particularly among global industry leaders that have emerged from the financial crisis stronger, leaner and more competitive. Although economic concerns could continue to unduly influence equities in the intermediate term, we believe rare opportunities exist for value-oriented investors with a long-term horizon.

Annual Report | 9

Thank you for your continued participation in Templeton Foreign Fund.

We look forward to serving your future investment needs.

Tucker Scott, CFA

Cindy L. Sweeting, CFA

Lisa F. Myers, J.D., CFA Portfolio Management Team Templeton Foreign Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

Performance Summary as of 8/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Source: © 2010 Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.21%; B: 1.95%; C: 1.96%; R: 1.46%; and Advisor: 0.96%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cEffective September 1, 2008, the redemption fee was eliminated.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cEffective September 1, 2008, the redemption fee was eliminated.

 dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

 cEffective September 1, 2008, the redemption fee was eliminated.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cEffective September 1, 2008, the redemption fee was eliminated.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cEffective September 1, 2008, the redemption fee was eliminated.

dAmount rounds to less than $0.01 per share.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Foreign Fund

Statement of Investments, August 31, 2010

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests 96.6%			
Australia 1.1%			
Brambles Ltd.	Commercial Services & Supplies	8,841,921	$ 46,132,290
Downer EDI Ltd.	Commercial Services & Supplies	3,900,363	13,821,299
			59,953,589
Austria 1.1%			
Telekom Austria AG	Diversified Telecommunication Services	4,524,726	57,878,470
Bermuda 0.7%			
PartnerRe Ltd.	Insurance	490,020	36,481,989
Canada 2.0%			
Biovail Corp.	Pharmaceuticals	2,516,830	57,609,201
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	2,957,410	46,544,757
			104,153,958
China 2.4%			
China Mobile Ltd.	Wireless Telecommunication Services	2,761,500	28,063,375
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	149,666,582	72,344,524
[a] Shanghai Electric Group Co. Ltd.	Electrical Equipment	56,113,091	24,959,350
			125,367,249
France 10.2%			
AXA SA	Insurance	4,680,032	72,769,597
Cap Gemini	IT Services	509,949	21,566,833
France Telecom SA	Diversified Telecommunication Services	6,048,521	122,994,913
GDF Suez	Multi-Utilities	1,090,120	33,769,159
Sanofi-Aventis	Pharmaceuticals	2,540,515	145,802,796
Total SA, B	Oil, Gas & Consumable Fuels	1,858,110	86,851,665
Vivendi SA	Media	2,328,239	54,339,413
			538,094,376
Germany 8.8%			
Bayerische Motoren Werke AG	Automobiles	696,379	36,646,457
Celesio AG	Health Care Providers & Services	884,674	17,933,511
Deutsche Post AG	Air Freight & Logistics	2,178,130	35,565,855
E.ON AG	Electric Utilities	2,265,730	63,939,157
Merck KGaA	Pharmaceuticals	847,240	73,714,690
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	461,622	58,990,303
SAP AG	Software	1,974,361	86,040,488
Siemens AG	Industrial Conglomerates	998,482	90,822,978
			463,653,439

Annual Report | 23

Templeton Foreign Fund

Statement of Investments, August 31, 2010 *(continued)*

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Hong Kong 2.3%			
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	3,540,979	$ 44,747,610
Hutchison Whampoa Ltd.	Industrial Conglomerates	6,126,257	45,324,552
Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods	9,678,324	31,727,314
			121,799,476
India 0.6%			
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	1,493,186	29,170,064
Ireland 0.0%[†]			
[a] Elan Corp. PLC, ADR	Pharmaceuticals	412,810	1,808,108
Italy 1.4%			
[a] Autogrill SpA	Hotels, Restaurants & Leisure	4,170,606	48,114,298
UniCredit SpA	Commercial Banks	11,147,470	26,172,842
			74,287,140
Japan 5.4%			
Nintendo Co. Ltd.	Software	358,115	99,627,900
[a] NKSJ Holdings Inc.	Insurance	5,724,000	32,011,899
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	201,794	9,268,501
Toyota Motor Corp.	Automobiles	1,978,500	67,331,152
USS Co. Ltd.	Specialty Retail	1,031,996	76,134,879
			284,374,331
Netherlands 6.1%			
[a] ING Groep NV	Diversified Financial Services	20,182,998	179,569,525
[a] Randstad Holding NV	Professional Services	635,040	23,608,734
Reed Elsevier NV	Media	3,333,967	39,954,394
[b] Reed Elsevier NV, 144A	Media	1,844,192	22,100,871
SBM Offshore NV	Energy Equipment & Services	3,474,239	52,875,617
			318,109,141
Norway 3.9%			
Statoil ASA	Oil, Gas & Consumable Fuels	5,351,600	100,605,156
Telenor ASA	Diversified Telecommunication Services	7,200,306	105,545,851
			206,151,007
Russia 1.0%			
Gazprom, ADR	Oil, Gas & Consumable Fuels	2,676,160	54,727,472
Singapore 4.5%			
DBS Group Holdings Ltd.	Commercial Banks	5,812,000	59,515,703
[a] Flextronics International Ltd.	Electronic Equipment, Instruments & Components	7,828,500	38,594,505
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	49,344,484	112,125,870
United Overseas Bank Ltd.	Commercial Banks	1,870,000	25,826,405
			236,062,483

24 | Annual Report

Templeton Foreign Fund

Statement of Investments, August 31, 2010 *(continued)*

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
South Korea 3.8%			
KB Financial Group Inc.	Commercial Banks	2,037,997	$ 82,607,718
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	187,724	118,364,758
			200,972,476
Spain 3.1%			
Iberdrola SA	Electric Utilities	7,796,260	54,953,417
Telefonica SA	Diversified Telecommunication Services	4,899,300	108,694,026
			163,647,443
Sweden 1.5%			
Niscayah Group AB	Commercial Services & Supplies	9,954,636	12,736,952
Telefonaktiebolaget LM Ericsson, B	Communications Equipment	6,603,069	64,102,258
			76,839,210
Switzerland 7.5%			
Adecco SA	Professional Services	1,211,208	56,494,001
[a] Basilea Pharmaceutica AG	Biotechnology	27,432	1,578,431
Lonza Group AG	Life Sciences Tools & Services	303,380	25,183,275
Nestle SA	Food Products	1,343,530	69,628,729
Novartis AG	Pharmaceuticals	1,163,654	61,166,502
Roche Holding AG	Pharmaceuticals	510,750	69,445,293
Swiss Reinsurance Co.	Insurance	1,780,773	73,866,243
[a] UBS AG	Capital Markets	1,992,995	33,735,311
			391,097,785
Taiwan 3.9%			
Compal Electronics Inc.	Computers & Peripherals	46,522,777	52,107,252
Lite-On Technology Corp.	Computers & Peripherals	31,427,401	36,180,363
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	62,564,271	114,968,741
			203,256,356
Turkey 0.8%			
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	6,908,038	43,655,905
United Kingdom 19.9%			
Aviva PLC	Insurance	16,707,204	97,139,675
BAE Systems PLC	Aerospace & Defense	10,078,160	45,578,748
BP PLC	Oil, Gas & Consumable Fuels	10,481,500	61,199,220
British Sky Broadcasting Group PLC	Media	3,702,395	40,213,296
[a] Carillion PLC	Construction & Engineering	917,074	4,272,704
G4S PLC	Commercial Services & Supplies	7,663,199	29,672,430
GlaxoSmithKline PLC	Pharmaceuticals	5,167,114	96,826,710

Annual Report | 25

26 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Templeton Foreign Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

32 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Annual Report | 33

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund’s investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

Currently, shares of the China Fund are subject to a restriction on redemption set to expire on approximately April 7, 2011. Additionally, the Fund may incur delays in redeeming its investment in the China Fund. The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government. The Fund’s investment in the China Fund is valued based upon fair value of China Fund’s portfolio securities and other assets and liabilities. See Note 8 regarding restricted securities.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund recognizes in its financial statements the effects including penalties and interest, if any, of a tax position taken on a tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of August 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

Foreign securities held by the Fund may be subject to foreign taxation on income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

34 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 35

Templeton Foreign Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

36 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary

Templeton Global Advisors Limited (TGAL)

Franklin Templeton Services, LLC (FT Services)

Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Annual Report | 37

Templeton Foreign Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended August 31, 2010, the Fund paid transfer agent fees of $11,963,346, of which $6,077,165 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2010, the capital loss carryforwards were as follows:

On August 31, 2010, the Fund had expired capital loss carryforwards of $2,809,831, which were reclassified to paid in capital.

38 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended August 31, 2010 and 2009, was as follows:

At August 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, pass-through entity income, foreign capital gains tax, non-deductible expenses and regulatory settlements.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income and foreign capital gains tax.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2010, aggregated $923,287,328 and $1,475,621,419, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report | 39

Templeton Foreign Fund

Notes to Financial Statements *(continued)*

8. Restricted Securities

Shares	Issuer	Acquisition Dates	Cost	Value
2,780,842	Templeton China Opportunities Fund Ltd., Reg D			
	Total Restricted Securities (0.56% of Net Assets)	1/27/10 - 3/17/10	$27,785,500	$29,560,349

9. Holdings of 5% Voting Securities of Portfolio Companies

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates							
Premier Foods PLC	126,366,337	—	—	126,366,337	$31,036,762	$ —	$ —
Premier Foods PLC, 144A	20,301,705	—	—	20,301,705	4,986,290	—	—
Templeton China Opportunities Fund Ltd., Reg D	—	2,780,842	—	2,780,842	29,560,349	—	—
Total Affiliated Securities (1.25% of Net Assets)					$65,583,401	$ —	$ —

10. Special Servicing Agreement

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of TGAL. For the year ended August 31, 2010, the Fund was held by one or more of

40 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

10. SPECIAL SERVICING AGREEMENT (continued)

the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At August 31, 2010, 2.34% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2010, the Fund did not use the Global Credit Facility.

12. REDEMPTION IN-KIND

During the year ended August 31, 2009, the Fund realized $12,065,125 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

13. REGULATORY AND LITIGATION MATTERS

During the year ended August 31, 2010, the Fund received $2,199,379 resulting from a settlement between the SEC and Franklin Advisers, Inc. relating to market-timing activities, as previously reported in the Fund’s financial statements during the years ended August 31, 2004 through August 31, 2008. This payment is included in capital shares transactions on the Statement of Changes in Net Assets.

Annual Report | 41

Templeton Foreign Fund

Notes to Financial Statements (continued)

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of August 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

aIncludes common and preferred stocks. For detailed industry descriptions, see the accompanying Statement of Investments.

42 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

14. FAIR VALUE MEASUREMENTS (continued)

At August 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS Selected Portfolio

Annual Report | 43

Templeton Foreign Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Fund (“Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California October 21, 2010

44 | Annual Report

Templeton Foreign Fund

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $155,411,076 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 17, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, Class R and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

Annual Report | 45

Templeton Foreign Fund

Tax Designation (unaudited) (continued)

In January 2010, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gain tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

46 | Annual Report

Templeton Foreign Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Principal Occupation During Past 5 Years:

Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Principal Occupation During Past 5 Years:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Annual Report | 47

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Principal Occupation During Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Principal Occupation During Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

48 | Annual Report

Principal Occupation During Past 5 Years:

Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Annual Report | 49

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

50 | Annual Report

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is a least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co, Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 51

Templeton Foreign Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 18, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Foreign Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

52 | Annual Report

Templeton Foreign Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2010, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The Lipper

Annual Report | 53

Templeton Foreign Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

performance universe for the Fund consisted of the Fund and all retail and institutional international multi-cap core funds as selected by Lipper. On a comparative basis, the Lipper report for the Fund showed its total return to be in the highest quintile of such universe for the one-year period and on an annualized basis to be in the highest quintile for the previous three-year period, the middle quintile for the previous five-year period, and the second-highest quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee, and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate of the Fund to be below the median of its Lipper expense group and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with such comparative expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for

54 | Annual Report

Templeton Foreign Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/ dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion, with additional breakpoints continuing thereafter up to the $35 billion asset level. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2009, the net assets of the Fund were approximately $6.3 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement for the Fund provide a sharing of benefits with the Fund and its shareholders.

Annual Report | 55

Templeton Foreign Fund

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

56 | Annual Report

Sign up for electronic delivery on franklintempleton. com

Annual Report and Shareholder Letter

Templeton Foreign Fund

Investment Manager Templeton Global Advisors Limited Principal Underwriter Franklin Templeton Distributors, Inc. (800) DIAL BEN® franklintempleton. com Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

  2010 Franklin Templeton Investments. All rights reserved.

  A 10/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $133,028 for the fiscal year ended August 31, 2010 and $135,856 for the fiscal year ended August 31, 2009.

(b)     Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $5,538 for the fiscal year ended August 31, 2010 and $5,300 for the fiscal year ended August 31, 2009. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)     Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2010 and $6,000 for the fiscal year ended August 31, 2009. The services for which these fees were paid included technical tax consultation for derivative investments.

(d)     All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g)     The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $5,538 for the fiscal year ended August 31, 2010 and $11,300 for the fiscal year ended August 31, 2009.

(h)     The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By /s/ LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer - Finance and

    Administration

Date:  October 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

 Administration

Date:  October 28, 2010

By /s/ MARK H. OTANI

    Mark H. Otani

    Chief Financial Officer and

    Chief Accounting Officer

Date:  October 28, 2010